UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2009

AMERICAN PHYSICIANS CAPITAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number 000-32057

Michigan (State of Incorporation)		38-3543910 (IRS Employer Identification No.)

1301 North Hagadorn Road, East Lansing, Michigan 48823
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (517) 351-1150

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On June 23, 2009, American Physicians Capital, Inc. announced in a press release that its Board of Directors has declared a four-for-three stock split of its common shares.  The Company also announced that it has completed its $20 million authorization approved on December 11, 2008 under its 10b5-1 stock repurchase plan and the Company’s Board approved another $20 million authorization today under its 10b5-1 stock repurchase plan.  The related press release is attached hereto as Exhibit 99.1 and incorporated herein as referenced.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits.

99.1      Press release dated June 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 23, 2009	AMERICAN PHYSICIANS CAPITAL, INC.
(Registrant)

	By:	/s/ R. KEVIN CLINTON
R. Kevin Clinton
President and Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press release dated June 23, 2009